                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO DYNAMIC CREDIT OPPORTUNITIES
 COUNSELOR SERIES TRUST)                FUND
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO EXCHANGE FUND
 FUNDS)                                 INVESCO HIGH INCOME 2023 TARGET TERM
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2024 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
 INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
 FUNDS)                                 INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO QUALITY MUNICIPAL INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SECURITIES TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
 TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
 AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
 VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
 INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
 TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
 INVESCO BOND FUND
 INVESCO CALIFORNIA VALUE MUNICIPAL
 INCOME TRUST

    on behalf of the Funds listed in
    the Exhibit to this Memorandum of
    Agreement

    By:       /s/ John M. Zerr
            --------------------------
    Title:  Senior Vice President

    INVESCO ADVISERS, INC.

    By:       /s/ John M. Zerr
            --------------------------
    Title:  Senior Vice President

                                         EXHIBIT A TO ADVISORY FEE MOA
                                          -----------------------------
  AIM COUNSELOR SERIES
TRUST (INVESCO COUNSELOR                                                                               EXPIRATION
     SERIES TRUST)                             WAIVER DESCRIPTION                      EFFECTIVE DATE    DATE
------------------------   ----------------------------------------------------------- --------------  -----------
  Invesco Strategic        Invesco will waive advisory fees in an amount equal to the
  Real Return Fund         advisory fees earned on underlying affiliated investments    4/30/2014      06/30/2019

  AIM INVESTMENT FUNDS
  (INVESCO INVESTMENT                                                                                  EXPIRATION
         FUNDS                                 WAIVER DESCRIPTION                      EFFECTIVE DATE    DATE
  --------------------     ----------------------------------------------------------- --------------  -----------
  Invesco Balanced-
  Risk Commodity           Invesco will waive advisory fees in an amount equal to the
  Strategy Fund            advisory fees earned on underlying affiliated investments     02/24/15      06/30/2019

  Invesco Global
  Targeted Returns         Invesco will waive advisory fees in an amount equal to the
  Fund                     advisory fees earned on underlying affiliated investments    12/17/2013     06/30/2019

 AIM TREASURER'S SERIES
     TRUST (INVESCO                                                                                    EXPIRATION
TREASURER'S SERIES TRUST)                      WAIVER DESCRIPTION                      EFFECTIVE DATE    DATE
-------------------------  ----------------------------------------------------------- --------------  -----------
  Invesco Premier          Invesco will waive advisory fees in the amount of 0.07% of
  Portfolio                           the Fund's average daily net assets                2/1/2011      12/31/2018

  Invesco Premier U.S.
  Government Money         Invesco will waive advisory fees in the amount of 0.07% of
  Portfolio                           the Fund's average daily net assets                2/1/2011      12/31/2018

  Invesco Premier          Invesco will waive advisory fees in the amount of 0.05% of
  Tax-Exempt Portfolio                the Fund's average daily net assets               06/01/2016     12/31/2018

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          -----------------------------------------------------------

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2019
Invesco Equity and Income Fund               February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2019
Invesco Growth and Income Fund               February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal
  Fund                                       September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                   ----------------------------------------

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2019
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2019
Invesco Summit Fund                               July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                    --------------------------------------

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2019
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2019
Invesco International Small Company Fund          July 1, 2007   June 30, 2019
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                  ------------------------------------------

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                                            ---------------
Invesco Alternative Strategies Fund           October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2019
Invesco Quality Income Fund                   February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
      -------------------------------------------------------------------

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Asia Pacific Growth Fund                 July 1, 2007     June 30, 2019
Invesco European Growth Fund                     July 1, 2007     June 30, 2019
Invesco Global Growth Fund                       July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund               August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund        June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth Fund       July 1, 2007     June 30, 2019
Invesco International Companies Fund           December 21, 2015  June 30, 2019
Invesco International Core Equity Fund           July 1, 2007     June 30, 2019
Invesco International Growth Fund                July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund               August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
               ------------------------------------------------

FUND                                             EFFECTIVE DATE   COMMITTED UNTIL
----                                           ------------------ ---------------
Invesco All Cap Market Neutral Fund            December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/          May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                      November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                   July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund              May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond Fund/3/   June 14, 2010     June 30, 2019
Invesco Endeavor Fund                             July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                   July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund                May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund             December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/        December 17, 2013   June 30, 2019
Invesco Greater China Fund                        July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                 December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund   December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/      September 25, 2012  June 30, 2019
Invesco MLP Fund                                August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/             December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                    February 12, 2010   June 30, 2019
Invesco Select Companies Fund                     July 1, 2007     June 30, 2019
Invesco World Bond Fund                           July 1, 2007     June 30, 2019
Invesco U.S. Managed Volatility Fund           December 18, 2017   June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
     ---------------------------------------------------------------------

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Corporate Bond Fund                    February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund                  July 1, 2007     June 30, 2019
Invesco Government Money Market Fund             July 1, 2007     June 30, 2019
Invesco High Yield Fund                          July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

Invesco Real Estate Fund                             July 1, 2007 June 30, 2019
Invesco Short Duration Inflation Protected Fund      July 1, 2007 June 30, 2019
Invesco Short Term Bond Fund                         July 1, 2007 June 30, 2019
Invesco U.S. Government Fund                         July 1, 2007 June 30, 2019

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                   ----------------------------------------

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco American Value Fund                    February 12, 2010  June 30, 2019
Invesco Comstock Fund                          February 12, 2010  June 30, 2019
Invesco Energy Fund                              July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                     July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund              July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                    February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                   February 12, 2010  June 30, 2019
Invesco Technology Fund                          July 1, 2007     June 30, 2019
Invesco Technology Sector Fund                 February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund               February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
               ------------------------------------------------

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco High Yield Municipal Fund              February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income
  Fund                                         February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                  February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund          February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                     July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund       July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
        ---------------------------------------------------------------

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/  December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund                April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund        July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund             July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND
                             ---------------------

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST
                           -------------------------

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                      January 16, 2013  June 30, 2019

                           INVESCO MANAGEMENT TRUST
                           -------------------------

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
----                                           --------------  ---------------
Invesco Conservative Income Fund               July 1, 2014    June 30, 2019

                               CLOSED-END FUNDS
                               -----------------

 FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
 ----                                       ------------------ ---------------
 Invesco Advantage Municipal Income
   Trust II                                   May 15, 2012     June 30, 2019
 Invesco Bond Fund                           August 26, 2015   June 30, 2019
 Invesco California Value Municipal Income
   Trust                                      May 15, 2012     June 30, 2019
 Invesco Dynamic Credit Opportunities Fund    May 15, 2012     June 30, 2019
 Invesco High Income 2023 Target Term Fund  November 28, 2016  June 30, 2019
 Invesco High Income 2024 Target Term Fund  November 30, 2017  June 30, 2019
 Invesco High Income Trust II                 May 15, 2012     June 30, 2019
 Invesco Municipal Income Opportunities
   Trust                                     August 26, 2015   June 30, 2019
 Invesco Municipal Opportunity Trust          May 15, 2012     June 30, 2019
 Invesco Municipal Trust                      May 15, 2012     June 30, 2019
 Invesco Pennsylvania Value Municipal
   Income Trust                               May 15, 2012     June 30, 2019
 Invesco Quality Municipal Income Trust      August 26, 2015   June 30, 2019
 Invesco Senior Income Trust                  May 15, 2012     June 30, 2019
 Invesco Trust for Investment Grade
   Municipals                                 May 15, 2012     June 30, 2019
 Invesco Trust for Investment Grade New
   York Municipals                            May 15, 2012     June 30, 2019
 Invesco Value Municipal Income Trust         June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 15, 2018, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to change the name of Premier Portfolio to Invesco Premier Portfolio and Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio, series portfolios of AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust); and to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio, series portfolios of Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:   /s/ Daniel E. Draper
      -------------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 18, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund, series portfolios of AIM Growth Series (Invesco Growth Series) and Invesco U.S. Managed Volatility Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds);

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:      /s/ John M. Zerr
         --------------------------
NAME:    John M. Zerr
TITLE:   Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:  /s/ Daniel E. Draper
     ------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund
Invesco Peak Retirement(TM) 2015 Fund
Invesco Peak Retirement(TM) 2020 Fund
Invesco Peak Retirement(TM) 2025 Fund
Invesco Peak Retirement(TM) 2030 Fund
Invesco Peak Retirement(TM) 2035 Fund
Invesco Peak Retirement(TM) 2040 Fund
Invesco Peak Retirement(TM) 2045 Fund
Invesco Peak Retirement(TM) 2050 Fund
Invesco Peak Retirement(TM) 2055 Fund
Invesco Peak Retirement(TM) 2060 Fund
Invesco Peak Retirement(TM) 2065 Fund
Invesco Peak Retirement(TM) Now Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund

Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund
Invesco U.S. Managed Volatility Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio